MEDIA AND TECHNOLOGY SOLUTIONS, INC.

FINANCIAL STATEMENTS
as of March 31, 2010
(AUDITED)

MEDIA AND TECHNOLOGY SOLUTIONS, INC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Balance Sheet as of March 31, 2010 (restated) (audited)	3

Statement of Operations from	4
inception (February 1, 2010) through March 31, 2010 (audited)

Statement of Stockholders’ Deficit from	5
inception (February 1, 2010) through March 31, 2010 (restated) (audited)

Statement of Cash Flows from	6
inception (February 1, 2010) through March 31, 2010 (audited)

Notes to Financial Statements (audited)	7 - 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Media and Technology Solutions, Inc.
Grapevine, Texas

We have audited the accompanying balance sheet of Media and Technology Solutions, Inc. (A Development Stage Company) as of March 31, 2010, and the related statements of operations, stockholders’ deficit, and cash flows from inception (February 1, 2010) through March 31, 2010.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Media and Technology Solutions, Inc. (A Development Stage Company) as of March 31, 2010, and the results of its operations and cash flows from inception (February 1, 2010) through March 31, 2010 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has suffered losses from operations which raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regards to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As described in Note 6 to the financial statements, accumulated deficit during the development stage as of March 31, 2010 has been restated for an error in the application of accounting principles.

De Joya Griffith & Company, LLC

/s/ De Joya Griffith & Company, LLC
Henderson, Nevada
May 17, 2010, except for Note 6,
as to which the date is March 21, 2011

MEDIA AND TECHNOLOGY SOLUTIONS INC.
(A Development Stage Company)
Balance Sheet

ASSETS

March 31, 2010
(Restated)
(Audited)
CURRENT ASSETS
Cash and cash equivalents	$4,300

Total current assets	4,300

TOTAL ASSETS	$4,300

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$56
Accounts payable- related party	3,850

Total current liabilities	3,906

LONG TERM LIABILITIES
Note payable- related party	150,000

Total long term liabilities	150,000

TOTAL LIABILITIES	153,906

STOCKHOLDERS' DEFICIT
Common stock; 75,000,000 shares authorized
at par value of $0.001, 1,000,000
shares issued and outstanding	1,000
Accumulated deficit during development stage	(150,606)

Total stockholders' deficit	(149,606)

TOTAL LIABILITIES AND STOCKHOLDERS'
DEFICIT	$4,300

The accompanying notes are an integral part of these financial statements.

MEDIA AND TECHNOLOGY SOLUTIONS INC.
(A Development Stage Company)
Statement of Operations
(Audited)

From inception
(February 1, 2010) to
March 31, 2010

REVENUES	$-

OPERATING EXPENSES

General and administrative	606

Total operating expenses	606

LOSS FROM OPERATIONS	(606)

NET LOSS	$(606)

NET LOSS PER COMMON SHARE- BASIC	$(0.00)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING- BASIC	1,000,000

The accompanying notes are an integral part of these financial statements.

MEDIA AND TECHNOLOGY SOLUTIONS INC.
(A Development Stage Company)
Statement of Stockholders' Deficit
(Restated)

				Total
	Common Stock		Accumulated	Stockholders'
	Shares	Amount	Deficit	Deficit

Balance, Inception (February 1, 2010)	-	$-	$-	$-

Common stock issued for cash
at $0.001 per share	950,000	950	-	950

Common stock issued for services	50,000	50	-	50
at $0.001 per share

Deemed distribution to majority stockholder	-	-	(150,000)	(150,000)

Net loss	-	-	(606)	(606)

Balance, March 31, 2010 (Audited)	1,000,000	$1,000	$(150,606)	$(150,606)

The accompanying notes are an integral part of these financial statements.

MEDIA AND TECHNOLOGY SOLUTIONS INC.
(A Development Stage Company)
Statement of Cash Flows
(Audited)

From Inception
(February 1, 2010)
to March 31, 2010

OPERATING ACTIVITIES

Net loss	$(606)
Adjustments to reconcile net loss to net
cash used by operating activities:
Common stock issued for services	50
Changes in operating assets and liabilities:
Changes in accounts payable	3,906

Net cash used in operating activities	3,350

FINANCING ACTIVITIES

Common stock issued for cash	950

Net cash provided by financing activities	950

NET INCREASE IN CASH	4,300

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$4,300

SUPPLEMENTAL DISCLOSURES OF
NON-CASH FLOW INFORMATION

Issuance of note payable for intangibles	$150,000

CASH PAID FOR:

Interest	$-
Income Taxes	$-

The accompanying notes are an integral part of these financial statements.

MEDIA AND TECHNOLOGY SOLUTIONS, INC.
Notes to Financial Statements
March 31, 2010

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business
Media and Technology Solutions, Inc. was incorporated in the State of Nevada on February 1, 2010. Media and Technology Solutions, Inc. was organized to engage in the business of developing various revenue producing contracts in the media and technology area for both the United States and Foreign Distribution. The Company is in the development stage as defined under Statement on Financial Accounting Standards Accounting Standards Codification FASB ASC 915-205 "Development-Stage Entities.”

Accounting Basis
The basis is accounting principles generally accepted in the United States of America.  The Company has adopted a December 31 fiscal year end.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Basic (Loss) per Share
Basic (loss) per share is calculated by dividing the Company’s net loss applicable to the weighted average number of shares outstanding during the period. Diluted earnings per share are calculated by dividing the Company’s net income available to shareholders by the diluted weighted average number of shares outstanding during the period. The diluted weighted average number of shares outstanding is the basic weighted number of shares outstanding adjusted for any potentially dilutive debt or equity. There are no such shares outstanding as of March 31, 2010.

From Inception (February 1, 2010) to March 31, 2010
Loss (numerator)	$(606)
Units (denominator)	1,000,000
Per share amount	$(0.00)

     Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs
The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred $-0- and $-0- of advertising expense during the periods ended March 31, 2010.

Income Taxes
The Company provides for income taxes under Accounting Standards Codification 740, “Income Taxes”. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company has elected to be taxed as a corporation for Federal and State income taxes.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 35% to the net loss before provision for income taxes for the following reasons:

March 31, 2010
Income tax expense at statutory rate	$(212)
Common stock issued for services	1,000
Valuation allowance	788
Income tax expense per books	$-

Net deferred tax assets consist of the following components as of:

March 31, 2010
NOL carryover	$606
Valuation allowance	(606)
Net deferred tax asset	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $606 for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

Impairment of Long-Lived Assets
The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to
1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of Long-Lived Assets (Continued)
be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Stock-based compensation.
As of March 31, 2010, the Company has not issued any share-based payments to its employees.

The Company adopted ASC 718 effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of ASC 718.

Recent Accounting Pronouncements
In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-18 (ASU 2010-18), Receivables (Topic 310): Effect of a Loan Modification When the Loan is Part of a Pool That Is Accounted for as a Single Asset-a consensus of the FASB Emerging Task Force.  The amendments in this Update are effective for modifications of loans accounted for within pools under Subtopic 310-30 occurring in the first interim or annual period ending on or after July 15, 2010.  The amendments are to be applied prospectively. Early application is permitted.  The Company does not expect the provisions of ASU 2010-18 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-17 (ASU 2010-17), Revenue Recognition-Milestone Method (Topic 605): Milestone Method of Revenue Recognition.  The amendments in this Update are effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. Early adoption is permitted.  If a vendor elects early adoption and the period of adoption is not the beginning of the entity’s fiscal year, the entity should apply the amendments retrospectively from the beginning of the year of adoption.  The Company does not expect the provisions of ASU 2010-17 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-16 (ASU 2010-16), Entertainment-Casinos (Topic 924): Accruals for Casino Jackpot Liabilities-a consensus of the FASB Emerging Issues Task.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010.  The amendments should be applied by recording a cumulative-effect adjustment to opening retained earnings in the period of adoption.  The Company does not expect the provisions of ASU 2010-16 to have a material effect on the financial position, results of operations or cash flows of the Company.

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (continued)
In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-15 (ASU 2010-15), Financial Services-Insurance (Topic 944):

How Investments held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments-a consensus of the FASB Emerging Issues Task Force.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010.  Early adoption is permitted.  The amendments in this Update should be applied retrospectively to all prior periods upon the date of adoption.  The Company does not expect the provisions of ASU 2010-15 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-14 (ASU 2010-14), Accounting for Extractive Activities – Oil & Gas - Amendments to Paragraph 932-10-S99-1 (SEC Update).  The Amendments are designed to modernize and update the oil and gas disclosure requirements to align them with current practices and changes in technology. The Company does not expect the provisions of ASU 2010-14 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-13 (ASU 2010-13), Compensation-Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades - a consensus of the FASB Emerging Issues Task Force.  The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010.  Earlier application is permitted.  The Company does not expect the provisions of ASU 2010-13 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-12 (ASU 2010-12), Income Taxes (Topic 740): Accounting for Certain Tax Effects of the 2010 Health Care Reform Acts.  After consultation with the FASB, the SEC stated that it “would not object to a registrant incorporating the effects of the Health Care and Education Reconciliation Act of 2010 when accounting for the Patient Protection and Affordable Care Act”. The Company does not expect the provisions of ASU 2010-12 to have a material effect on the financial position, results of operations or cash flows of the Company.

In March 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-11 (ASU 2010-11), Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives.  The amendments in this Update are effective for each reporting entity at the beginning of its first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted at the beginning of each entity’s first fiscal quarter beginning after issuance of this Update.  The Company does not expect the

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements (continued)
provisions of ASU 2010-11 to have a material effect on the financial position, results of operations or cash flows of the Company.

In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-10 (ASU 2010-10), Consolidation (Topic 810): Amendments for Certain Investment Funds.  The amendments in this Update are effective as of the beginning of a reporting entity’s first annual period that begins after November 15, 2009 and for Interim periods within that first reporting period. Early application is not permitted.  The Company does not expect the provisions of ASU 2010-10 to have a material effect on the financial position, results of operations or cash flows of the Company.

In February 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-09 (ASU 2010-09), Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements.  This amendment addresses both the interaction of the requirements of this Topic with the SEC’s reporting requirements and the intended breadth of the reissuance disclosure provision related to subsequent events (paragraph 855-10-50-4).  All of the amendments in this Update are effective upon issuance of the final Update, except for the use of the issued date for conduit debt obligors. That amendment is effective for interim or annual periods ending after June 15, 2010.  The Company does not expect the provisions of ASU 2010-09 to have a material effect on the financial position, results of operations or cash flows of the Company.

2.           GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  The Company has an accumulated deficit of $150,606 as of March 31, 2010. The Company currently has limited liquidity, and has not established a stabilized source of revenues sufficient to cover operating costs over an extended period of time.  These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

In order to continue as a going concern and achieve a profitable level of operations, the Company will need, among other things, additional capital resources and to develop a consistent source of revenues.  Management’s plans include being merged and/or acquired by an existing operating company.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

3.           COMMON  STOCK

The Company’s capitalization is 75,000,000 common shares with a par value of $0.001 per share.  No preferred shares have been authorized or issued.

On February 1, 2010, the Company issued 950,000 shares of the common stock at $0.001 per share for cash of $950. In addition, another 50,000 shares of common stock was at $0.001 per share to a consultant for services performed valued at $50.

4.           RELATED PARTY PAYABLES

All startup expenses of the Company including general and administrative expenses have been paid for by the majority shareholder of the Company. These payments are recorded as accounts payable- related party. The related party payables are non-interest bearing, unsecured, and due upon demand.  At March 31, 2010, the Company owes $3,850 for these payables.

The Company holds an 8% unsecured convertible note payable with Blue Atelier, Inc., the majority shareholder.  The note has a maturity date of March 31, 2011.  At the option of the payee, the outstanding balance of the note may be converted into common shares of the Company at a price to be negotiated at the time of conversion.  The Company acquired contracts for the Note Payable to Blue Atelier (See Note 5 Intangible Assets).

 5.           INTANGIBLE ASSETS

The Company currently has purchased six contracts from Blue Atelier for producing revenue that it has either acquired or developed. These contracts include development and production contracts as well as contracts granting exclusive rights to certain name-brands to be used in the operations of the Company. As consideration for the purchase of these contracts the Company executed an unsecured convertible note payable in the amount of $150,000. The contracts are detailed as followed:

1.	A Letter of Intent with Hi Tops USA, LLC concerning the granting of the exclusive rights to develop the ‘HI TOPS’ brand in China.
2.	A binding Joint Venture Outline with Sportstainment Live, LLC regarding the development and production of a Cowboy and Rodeo Lifestyle Show.
3.	A binding Letter of Intent with Samantha’s Wildlife regarding the development and production of the TV show “Samantha’s Wildlife Show”
4.	An Agency Agreement with Premier Entertainment Services International Inc, a California Company concerning the exclusive rights to represent Premier Entertainment Services International in China.
5.	A binding Letter of Intent with International Mothers Hall of Fame LLC regarding the development and operation of the business of The International Mothers Hall of Fame and related matters.
6.	A binding Letter of Intent with My Family TV, LLC regarding the broadcast of “Samantha’s Outdoor Adventures”.

“ See Note 4 Related Party Payables and Note 6 Restatement”

6.           RESTATEMENT

Upon completion of the Company’s financial statements as of December 31, 2010, an accounting error was discovered that requires the restatement of amounts previously reported.  Intangible assets purchased from Blue Atelier (majority stockholder of the Company) should have been recorded at the transferors’ historical cost basis determined under GAAP.  On the date the intangible assets were purchased, the unsecured convertible note payable to Blue Atelier executed by the Company as consideration for the intangible assets exceeded the transferors’ historical cost basis by $150,000.  This excess should have been recorded by the Company as a deemed distribution to Blue Atelier (majority stockholder).

The following is a summary of the impact of this restatement on the Company’s Balance Sheet:

Balance Sheet
March 31, 2010
	As Previously	Error
	Reported	Correction	Restated
Intangibles	$ 150,000	$ (150,000)	$ -
Total other assets	$ 150,000	$ (150,000)	$ -
Accumulated deficit during development stage	$ (606)	$ (150,000)	$ (150,606)
Total stockholders' deficit	$ 394	$ (150,000)	$ (149,606)

The following is a summary of the impact of this restatement on the Company’s Statement of Stockholders’ Deficit:
Statement of Stockholders' Equity
March 31, 2010
	As Previously	Error
	Reported	Correction	Restated
Deemed distribution to majority stockholder	$ -	$ (150,000)	$ (150,000)
Balance, March 31, 2010 - Accumulated Deficit	$ (606)	$ (150,000)	$ (150,606)
Balance, March 31, 2010 - Total Stockholders'
Deficit	$ 394	$ (150,000)	$ (149,606)